                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 14, 2002


                              ISTAR FINANCIAL INC.
    (Exact Name of Registrant as Specified in its Declaration of Trust)


        Maryland                   1-10150            95-6881527
     (State or Other              (Commission        (IRS Employer
    Jurisdiction of              File Number)      Identification No.)
     Incorporation)



                     1114 Avenue of the Americas, 27th Floor
                            New York, New York 10036
               (Address of Principal Executive Offices)(Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 930-9400





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ITEM 5.  OTHER EVENTS


         On May 14, 2002, iStar Financial Inc. (the "Company") issued a press release announcing the pricing of a private offering of bonds under its proprietary match funding program - iStar Asset Receivables ("STARS"). The press release states that the bonds will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act, and applicable state securities laws. The press release was issued in accordance with Rule 135c promulgated under the Securities Act.

         A copy of the press release dated May 14, 2002, is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  EXHIBITS

         The following exhibits are filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-32946, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

         Exhibit Number         Exhibit
         --------------         -------

         1.1                    Purchase Agreement dated May 15, 2002

         5.1                    Opinion of Clifford Chance Rogers & Well LLP

         99.1                   Press Release dated May 14, 2002

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        iSTAR FINANCIAL INC.



Date:  May 15, 2002                By:  /S/ JAY SUGARMAN
                                        ----------------
                                        Jay Sugarman
                                        Chairman and Chief Executive Officer



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